AMERICAN EXPRESS COMPANY
[Logo]
             Proxy Solicited on Behalf of the Board of Directors of
                the Company for Annual Meeting on April 24, 1995

    P The undersigned hereby appoints Michael P. Monaco, Louise M. Parent and R Stephen P. Norman, or any of them, proxies or proxy, with full power of O substitution, to vote all common shares of American Express Company X which the undersigned is entitled to vote at the Annual Meeting of Y Shareholders to be held at the executive offices of the Company, 200
         Vesey Street, 26th Floor, New York, New York 10285, on April 24, 1995 at 10:00 A.M., local time, and at any adjournment thereof, as directed below with respect to the proposals set forth in the Proxy Statement and in their discretion upon any matter that may properly come before the meeting or any adjournment thereof.

        Election of Directors. Nominees:

        D.F. Akerson, A.L. Armstrong, E.L. Artzt,
        W.G. Bowen, D.M. Culver, C.W. Duncan Jr.,
        H. Golub, B. Sills Greenough, F.R. Johnson,
        V.E. Jordan Jr., H.A. Kissinger, D. Lewis,
        A. Papone, F.P. Popoff, J.E. Stiefler.

                                                      (COMMENTS/ADDRESS CHANGE)

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------
                                        (If you have written in the above space, please mark the corresponding box on the reverse side of this card.)


         You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. Your shares cannot be voted unless you sign this card. The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournment thereof.


                                      (Continued and to be signed on other side)

                                                         [X]  Please mark
                                                               your votes
                                                               this way.


         ------         -----------         ----------
         Common         Div. Reinv.         Restricted

This proxy, when properly executed, will be voted in the manner directed hereon by the undersigned shareholder. If no direction is given, this proxy will be voted FOR proposals 1 and 2 and AGAINST proposals 3, 4 and 5.

The Board of Directors recommends a vote FOR Items 1 and 2.

ITEM 1--ELECTION OF DIRECTORS.

[ ] FOR ALL NOMINEES          [ ] WITHHELD FROM ALL NOMINEES

FOR the slate, except vote WITHHELD from the following nominees(s):

- ------------------------------------------------------------------

ITEM 2--SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS.

[ ] FOR        [ ] AGAINST         [ ] ABSTAIN


The Board of Directors recommends a vote AGAINST Items 3, 4 and 5.

ITEM 3--SHAREHOLDER PROPOSAL RELATING TO CUMULATIVE VOTING.

[ ] FOR        [ ] AGAINST         [ ] ABSTAIN


ITEM 4--SHAREHOLDER PROPOSAL RELATING TO TERM LIMITS FOR DIRECTORS.

[ ] FOR        [ ] AGAINST         [ ] ABSTAIN


ITEM 5--SHAREHOLDER PROPOSAL RELATING TO OUTSOURCING.

[ ] FOR        [ ] AGAINST         [ ] ABSTAIN



                                        I PLAN TO ATTEND MEETING. [ ]

                                        COMMENTS/ ADDRESS CHANGE  [ ]
                                        Please mark this box if you have written comments/address change on the reverse side.

                                        Receipt is hereby acknowledged of the
                                        American Express Company Notice of
                                        Meeting and Proxy Statement.


Signature(s) .....................................      Date ...................

NOTE: Please date and sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee or guardian, please give full title as such.

                            AMERICAN EXPRESS COMPANY
[Logo]
             Proxy Solicited on Behalf of the Board of Directors of
                the Company for Annual Meeting on April 24, 1995

    P The undersigned hereby appoints Michael P. Monaco, Louise M. Parent and R Stephen P. Norman, or any of them, proxies or proxy, with full power of O substitution, to vote all common shares of American Express Company X which the undersigned is entitled to vote at the Annual Meeting of Y Shareholders to be held at the executive offices of the Company, 200
         Vesey Street, 26th Floor, New York, New York 10285, on April 24, 1995 at 10:00 A.M., local time, and at any adjournment thereof, as directed below with respect to the proposals set forth in the Proxy Statement and in their discretion upon any matter that may properly come before the meeting or any adjournment thereof.

        Election of Directors. Nominees:

        D.F. Akerson, A.L. Armstrong, E.L. Artzt,
        W.G. Bowen, D.M. Culver, C.W. Duncan Jr.,
        H. Golub, B. Sills Greenough, F.R. Johnson,
        V.E. Jordan Jr., H.A. Kissinger, D. Lewis,
        A. Papone, F.P. Popoff, J.E. Stiefler.

                                                      (COMMENTS/ADDRESS CHANGE)

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------
                                        (If you have written in the above space, please mark the corresponding box on the reverse side of this card.)


         You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. Your shares cannot be voted unless you sign this card. The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournment thereof.


                                      (Continued and to be signed on other side)

                                                         [X]  Please mark
                                                               your votes
                                                               this way.


         ------         -----------       ------------
          ISP             IDS I&T         IDS DVPSP/RP

This proxy, when properly executed, will be voted in the manner directed hereon by the undersigned shareholder. If no direction is given, this proxy will be voted FOR proposals 1 and 2 and AGAINST proposals 3, 4 and 5.

The Board of Directors recommends a vote FOR Items 1 and 2.

ITEM 1--ELECTION OF DIRECTORS.

[ ] FOR ALL NOMINEES          [ ] WITHHELD FROM ALL NOMINEES

FOR the slate, except vote WITHHELD from the following nominees(s):

- ------------------------------------------------------------------

ITEM 2--SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS.

[ ] FOR        [ ] AGAINST         [ ] ABSTAIN


The Board of Directors recommends a vote AGAINST Items 3, 4 and 5.

ITEM 3--SHAREHOLDER PROPOSAL RELATING TO CUMULATIVE VOTING.

[ ] FOR        [ ] AGAINST         [ ] ABSTAIN


ITEM 4--SHAREHOLDER PROPOSAL RELATING TO TERM LIMITS FOR DIRECTORS.

[ ] FOR        [ ] AGAINST         [ ] ABSTAIN


ITEM 5--SHAREHOLDER PROPOSAL RELATING TO OUTSOURCING.

[ ] FOR        [ ] AGAINST         [ ] ABSTAIN



                                        I PLAN TO ATTEND MEETING. [ ]

                                        COMMENTS/ ADDRESS CHANGE  [ ]
                                        Please mark this box if you have written comments/address change on the reverse side.

                                        Receipt is hereby acknowledged of the
                                        American Express Company Notice of
                                        Meeting and Proxy Statement.


Signature(s) .....................................      Date ...................

NOTE: Please date and sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee or guardian, please give full title as such.

American Express Trust Company
1200 Northstar West
625 Marquette Avenue
Minneapolis, Minnesota 55402

March 10, 1995

To: Members of one or more of the following plans:
- -American Express Incentive Savings Plan ("ISP")
- -IDS Incentive & Thrift Plan ("IDS I&T")
- -IDS DVP Savings Plan ("IDS DVPSP")
- -IDS DVP Retirement Plan ("IDS DVPRP")
(American Express Trust Company is the Trustee for each of the above plans.)

Enclosed are a proxy card and Proxy Statement for use in connection with the 1995 Annual Meeting of Shareholders of American Express Company (the "Company") to be held on April 24, 1995. Also enclosed is a copy of the Company's Annual Report to Shareholders for 1994, unless you have already received the Annual Report in another mailing by the Company's transfer agent. Under terms of each of the above plans, you are entitled to instruct the applicable Trustee(s) as to the manner in which you wish the Company's common shares credited to your account(s) to be voted at the Annual Meeting or any adjournment thereof.

The enclosed proxy card indicates the number of whole shares credited to your account(s) in one or more of the plans listed above as of February 28, 1995.

Please indicate your vote with respect to each of the items set forth on the enclosed card and sign, date and mail the card as promptly as possible, using the enclosed business reply envelope. It is important that Chemical Bank, which is acting on behalf of and at the direction of the Trustee, receive your card for tabulation by April 19, 1995.

Your vote will be held in strict confidence.

Pursuant to the terms of the ISP, the IDS I&T, the IDS DVPSP and the IDS
DVPRP, all Company common shares credited to your account(s) under the plan(s) (with the exception noted below) as to which voting instructions are not timely received, and all shares held by these plans that have not been allocated to individual accounts, will be voted by the Trustee, on a plan-by-plan basis, in the same proportion as the other shares held in such plan(s) have been voted.

The ISP holds shares previously held by the American Express Stock
Ownership Plan (the "AESOP") resulting from the merger of the AESOP into the ISP (the "transferred shares"). To the extent that transferred shares are credited to your account under the ISP that are attributable to AESOP contributions with respect to plan years prior to 1987, such transferred shares will not be voted if the Trustee does not receive timely voting instructions.

American Express Trust Company
Trustee of the American Express Incentive Savings Plan, the IDS Incentive & Thrift Plan, the IDS DVP Savings
Plan and the IDS DVP Retirement Plan.